GOLDMAN SACHS TRUST II

Goldman Sachs Multi-Manager Alternatives Fund

(the “Fund”)

Supplement dated August 2, 2021 to the

Prospectus and Statement of Additional Information (“SAI”),

each dated February 28, 2021

Effective immediately, Ares Capital Management II LLC (“Ares”) and Sirios Capital Management, L.P. (“Sirios”) will no longer be Underlying Managers (investment subadvisers) for the Fund.

In addition, effective immediately, Peter Seok and Jennifer Stack serve as portfolio managers for the Fund. Betsy Gorton will continue to serve as a portfolio manager for the Fund.

Accordingly, effective immediately, the Fund’s disclosures are modified as follows:

All references to Ares and Sirios in the Prospectus and SAI are hereby deleted in their entirety.

The following replaces in its entirety the “Investment Adviser Portfolio Managers” subsection of the “Summary—Portfolio Management” section of the Prospectus:

Investment Adviser Portfolio Managers: Betsy Gorton, CFA, Managing Director, has managed the Fund since 2015; Peter Seok, Vice President, has managed the Fund since 2021; and Jennifer Stack, Managing Director, has managed the Fund since 2021.

The following rows are added to the table in the “Service Providers—Investment Adviser Portfolio Managers” section of the Prospectus:

Peter Seok Vice President	Portfolio Manager— Multi-Manager Alternatives Fund	Since 2021	Mr. Seok is a Vice President in the AIMS Group. He joined the firm in 2009.
Jennifer Stack Managing Director	Portfolio Manager— Multi-Manager Alternatives Fund	Since 2021	Ms. Stack is a Managing Director in the AIMS Group. Prior to joining the firm in 2020, she was an investment professional at GCM Grosvenor.

This Supplement should be retained with your Prospectus and SAI for future reference.

GSMMAFSTK 07-21